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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 23, 1998, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of uBid, Inc. for the registration of 1,817,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Chicago, Illinois

July 24, 1998